UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2006

CORTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

15241 Barranca Parkway Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 727-3157

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 26, 2006, Cortex Pharmaceuticals, Inc. (“Cortex”) hosted a conference call to discuss the lifting of the U.S. Food and Drug Administration’s clinical hold on Cortex’s lead product candidate, AMPAKINE® CX717 and to review the steps Cortex is taking to advance the development of CX717. A telephonic replay of the conference call will be available for 45 days after the call by dialing 1-877-660-6853 (domestic) or 1-201-612-7415 (international) and entering account number 286# and conference call number 218465# when prompted.

The introductory remarks to the conference call made by Roger G. Stoll, Ph.D., president and chief executive officer of Cortex, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The foregoing information, including Exhibit 99.1, is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

By filing this Current Report on Form 8-K and furnishing this information, Cortex makes no admission as to the materiality of any information in this Report. The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of Cortex’s filings with the Securities and Exchange Commission and other public announcements that Cortex makes, by press release or otherwise, from time to time. Cortex undertakes no duty or obligation to publicly update or revise the information contained in this Report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None.

(b)	Pro Forma Financial Information: None.

(c)	Shell Company Transactions: None.

(d)	Exhibits.

Exhibit Number	Description
99.1	Introductory Remarks to Conference Call Made By Roger G. Stoll, Ph.D., President and Chief Executive Officer of Cortex, dated October 26, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEX PHARMACEUTICALS, INC.

Date: October 30, 2006	By:	/s/ Maria S. Messinger
Maria S. Messinger
Vice President, Chief Financial Officer
and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description	Sequential Page No.
99.1	Introductory Remarks to Conference Call Made By Roger G. Stoll, Ph.D., President and Chief Executive Officer of Cortex, dated October 26, 2006.	5